Exhibit 10.22.1.1

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

FORM OF AMENDMENT 01

TO

THAT CERTAIN

SECOND AMENDED AND RESTATED

FRESH WATER SERVICES AGREEMENT

GREELEY CRESCENT

CONTRACT NUMBER: LAGC05-FW

This AMENDMENT 01 (this “Amendment”) shall be effective among Noble Energy, Inc., a Delaware corporation (the “Producer”) and Laramie River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns (“Midstream Co”) as of September 1, 2016 (the “Agreement Effective Time”). This Amendment modifies that certain Second Amended and Restated Fresh Water Services Agreement, effective as of March 31, 2016 (the “Agreement”), which has been given contract number LAGC05-FW and is comprised of (i) that certain Second Amended and Restated Agreement Terms and Conditions Relating to Fresh Water Services (the “Agreement Terms and Conditions”), last updated March 31, 2016, together with (ii) that certain Second Amended and Restated Agreement Addendum 05 (the “Agreement Addendum”), effective as of March 31, 2016. The Agreement Terms and Conditions, the Agreement Addendum and this Amendment shall constitute one contract and shall be the Agreement of the Parties.

WHEREAS, capitalized terms used herein have the meanings assigned to such terms in the Agreement Terms and Conditions.

WHEREAS, Section 16.1 of the Agreement (which appears in the Agreement Terms and Conditions) prohibits either Party to the Agreement from assigning its rights and obligations, except that Producer may assign its rights and obligations to any Person (herein, the “Transferee”) to whom Producer transfers Dedicated Properties so long as such Transferee assumes the rights and obligations of Producer with respect to such transferred Dedicated Properties.

WHEREAS, pursuant to that certain Purchase and Sale Agreement, by and among Producer, NBL Energy Royalties, Inc. and Noble Energy WyCo, LLC, collectively as the Seller, and Synergy Resources Corporation, as Purchaser (the “Transferee”), executed May 2, 2016 with an effective time of April 1, 2016 at 12:01 AM, Producer agreed to sell approximately 30,000 acres of the Dedicated Properties to the Transferee.

WHEREAS, the Parties acknowledge that the purpose of this Amendment is to correct an error in certain specifications set out in Section 7.1(a) of the Agreement Terms and Conditions, and incorporated in the Agreement Addendum, and to make certain other technical modifications.

WHEREAS, the Parties agree and acknowledge that amendments to the Agreement Terms and Conditions set forth herein constitute an amendment only to the Agreement and not to any other agreement in respect of fresh water services to which Producer is a party.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein and the mutual agreements in the Agreement, Midstream Co and Producer hereby agree as follows:

1. Amendments.

1.1 Section 1.1 of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Facility Segment” means each segment of an Individual System comprised of facilities that can be operated independently of other Facility Segments. For example, a Facility Segment may begin at a Receipt Point and end at a Retention Facility, begin at a Retention Facility and end at a Delivery Point or have another configuration. If an Individual System does not contain any such distinct segment, then the term Facility Segment shall be synonymous with Individual System.

“Individual Fee” means the aggregate of the Individual First Phase Fee and the Individual Second Phase Fee; provided that for purposes of the annual escalation in the Individual Fee described in Section 6.2(b), such term shall not include any Reimbursed Amount.

“Individual System” means the portion of the System beginning at the Receipt Points and ending at the Delivery Points. The Individual Systems in existence on the Effective Date are more particularly described in writing between Producer and Midstream Co. Additional Individual Systems may be added to the System from time to time in satisfaction of the needs identified by Producer and evidenced in writing between Producer and Midstream Co.

1.2 Section 2.4(b)(iv) of the Agreement (which appears in the Agreement Terms and Conditions) is amended and restated in its entirety to read: “(iv) Reserved.”.

1.3 Section 3.1(e) of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended by deleting the sentence that reads as follows “In the sole discretion of each Person serving as a Midstream Co under a Midstream Agreement Addendum,

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such Midstream Co may work with any other Midstream Co to prepare and deliver a System Plan jointly.” and inserting in place thereof the following sentence: “Midstream Co may, in its sole discretion, work with OpCo or any of OpCo’s subsidiaries to prepare and deliver a System Plan jointly with such other entity or entities.”

1.4 Section 6.3 of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended and restated in its entirety to read as follows:

Section 6.3 Producer, at its sole cost and expense, shall procure all fuel used by Midstream Co, if any, required to operate the Individual System or to generate electricity for the operation of the Individual System and arrange for transportation of such fuel to the Individual System.

1.5 The last row of the chart in Section 7.1(a) of the Agreement Terms and Conditions is hereby amended and restated in its entirety to read as follows:

Particulate Size	100 nominal micron	100 nominal micron

1.1 The description of the “Dedication Area” appearing in Agreement Addendum is hereby amended and restated in its entirety to read as follows:

Dedication Area	The following areas within Weld County, Colorado
	Township	Range	Sections
	T7N	R65W	ALL
	T6N	R65W	1-5, 9-17, 20-29, 33-36
	T5N	R67W	13, 14, 23-26, 35, 36
	T5N	R66W	18-20, 25, S/2 26, 27-36
	T5N	R65W	1-3, E/2 4, 14
	T4N	R67W	1,2, 26, 27, 34, 35

Except and excluding the wells, leases, and other acreage described in the property exhibits attached to the Releases of Dedication.

2. Clarification Regarding Second Phase Services. Midstream Co shall have the option to deliver Fresh Water through an Internal Transfer Point as described in the definition of “Services” in the Agreement (which appears in the Agreement Terms and Conditions) or directly to a Delivery Point without transporting Fresh Water through an Internal Transfer Point. The Individual Second Phase Fee shall be equal to zero for any Fresh Water that Midstream Co elects to deliver directly to a Delivery Point without passing through an Internal Transfer Point.

3. Confidentiality. Pursuant to Section 17.11 of the Agreement (which appears in the Agreement Terms and Conditions), the Parties have agreed to treat the information exchanged in connection with and the provisions of the Agreement as confidential. In addition,

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confidential treatment has been requested with the Securities and Exchange Commission for the pricing terms of the Agreement, and the Parties agree to take appropriate measures to abide by the requirements imposed by the Securities and Exchange Commission to preserve such confidential treatment, if granted.

4. Confirmation. The provisions of the Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. No provision of the Agreement is amended or otherwise modified hereby, except as expressly stated herein.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party to the Agreement, nor constitute a waiver of any provision of the Agreement. On and after the Amendment Effective Time, this Amendment shall for all purposes constitute a part of the Agreement.

6. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction.

(Signature Pages follow)

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement in duplicate originals to be effective as of the Amendment Effective Time.

“Producer” NOBLE ENERGY, INC.

By:
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this              day of                     ,             , by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation.

WITNESS my hand and official seal.

My commission expires:

Notary Public

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“Midstream Co” LARAMIE RIVER DEVCO LP

By:	Laramie River DevCo GP LLC
	By:	Noble Midstream Services, LLC

By:
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this              day of                     ,             , by Terry R. Gerhart as Chief Executive Officer of Noble Midstream Services, LLC, which is the sole member of Laramie River DevCo GP LLC, which is the general partner of Laramie River DevCo LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:

Notary Public

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